Exhibit 10.42

AMENDMENT

TO THE AVIALL, INC.

1998 STOCK INCENTIVE PLAN

THIS AMENDMENT TO THE AVIALL, INC. 1998 STOCK INCENTIVE PLAN (this “Amendment”), dated as of June 7, 2001, is made and entered into by Aviall, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Aviall, Inc. 1998 Stock Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 16 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time;

WHEREAS, the Board desires to amend the Plan to restrict the number of shares issued as Restricted Shares, Deferred Shares or Performance Shares under the Plan to twenty percent (20%) of the total shares available for issuance under the Plan; and

WHEREAS, the Board submitted the proposal to amend the Plan to the Company’s stockholders at the 2001 Annual Meeting of Stockholders; and

WHEREAS, the Company’s stockholders approved the proposal to amend the Plan to so limit the number of shares issued as Restricted Shares, Deferred Shares or Performance Shares under the Plan;

NOW, THEREFORE, in accordance with Section 16 of the Plan, the Company hereby amends the Plan as follows:

1. The Plan is hereby amended, effective June 7, 2001, by adding subsection 3(e) as follows:

(e) Notwithstanding any other provision of this Plan to the contrary and subject to adjustment as provided in Section 3(b) and Section 10 of this Plan, in no event shall the number of shares issued as Restricted Shares, Deferred Shares or Performance Shares exceed twenty percent (20%) of the shares then available for issuance under this Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * *

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

AVIALL, INC.

By:	/s/ Jeffrey J. Murphy

Name:	Jeffrey J. Murphy
Title:	Senior Vice President, Law & Human Resources, Secretary and General Counsel